SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549




                                FORM 8-K




                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of Earliest Event Reported): December 31, 2000



                     Intelliquis International Inc.
         -----------------------------------------------------
        (Exact name of registrant as specified in this Charter)



            Nevada                  000-12139            87-0572284
 ---------------------------  ----------------------    ------------
(State or other jurisdiction (Commission File Number)  (IRS Employer
        of incorporation)                            Identification No.)



             352 West 12300 South #300 Draper, Utah 84020
           -------------------------------------------------
          (Address of principal executive offices) (Zip Code)



  Registrant's Telephone Number, Including Area Code:  (801) 990-2600






ITEM 4.  Change in Registrant's Certifying Accountant.

      On  April  6,  2001,  Intelliquis  International,  Inc.  (the
"Company") engaged the accounting firm of Hansen, Barnett & Maxwell, a professional corporation ("HB&M") as our independent public accountants to review our interim financial statements beginning with our fiscal quarter ended March 31, 2001 and to audit our financial statements beginning with our fiscal year ending December 31, 2000. The Company's Audit Committee and Board of Directors approved the appointment of new independent public accountants. We amicably concluded our relationship with our former independent public accountants, Crouch, Bierwolf & Chisholm a professional corporation ("CB&C"), effective with the appointment of HB&M.

      Prior to the appointment of HB&M, the Registrant did not consult with HB&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During the two most recent fiscal years ended December 31, 1999 and 1998, and the interim period subsequent to December 31, 1999, there were no disagreements with CB&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused CB&C to make references in their report to such disagreements.

      CB&C's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles.

      We have provided CB&C with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Intelliquis International, Inc.
                                          (Registrant)



Date: April 10, 2000

                   		     By:  /s/ Mark W. Tippets
     		      	           ----------------------------
					     Mark W. Tippet
            		           Secretary, Treasurer